UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2012

REDDY ICE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32596	56-2381368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8750 North Central Expressway, Suite 1800
Dallas, Texas  75231
(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 526-6740

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement

Amendment to Revolving Credit Facility

On March 27, 2012, Reddy Ice Corporation (“Reddy Corp”) entered into an amendment of its existing credit facility with Macquarie Bank Limited, the sole lender under its existing credit facility.  The amendment (i) eliminates the minimum liquidity covenant contained in the existing credit facility through July 15, 2013 and (ii) permits Reddy Corp to obtain additional liquidity through (x) a term loan of up to $10 million but no less than $8 million from Macquarie Bank Limited, secured by certain unencumbered real estate assets and subject to the delivery of satisfactory appraisals, surveys and title insurance policies, and (y) the factoring of accounts receivable.  In connection with obtaining the amendment to its existing credit facility and Macquarie Bank Limited’s commitment for the term loan, Reddy Corp paid a non-refundable fee of $2.0 million to Macquarie Bank Limited.

Revolving Credit Facility Waiver

On March 30, 2012, Reddy Corp obtained a waiver from Macquarie Bank Limited, in its capacity as administrative agent for Reddy Corp’s existing credit facility, to waive any default or event of default that may occur as a result of Reddy Corp’s failure to deliver its 2011 financial statements by March 30, 2012, or that may occur as a result of Reddy Corp’s delivery of its 2011 financial statements containing an impermissible qualification relative to substantial doubts about its ability to continue as a going concern. The waiver extends the time period during which Reddy Corp may deliver its 2011 financial statements to Macquarie Bank Limited to April 16, 2012. The waiver terminates on April 16, 2012 if Reddy Corp has not delivered its 2011 financial statements; upon the occurrence of an event of default not specifically waived; and in all other circumstances on March 30, 2013.

Incorporation by Reference

The description of the amendment of Reddy Corp’s existing credit facility contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the amendment, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

The description of the waiver to Reddy Corp’s existing credit facility contained in this Current Report on Form 8-K is qualified in its entirety by reference to the complete text of the waiver, a copy of which is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits.

(d)  Exhibits.

10.1†	Amendment No. 1 to Amended and Restated Credit Agreement, dated as of March 27, 2012, by and between Reddy Ice Corporation and Macquarie Bank Limited, as administrative agent and lender.

10.2†	Waiver, dated as of March 30, 2012, by and between Reddy Ice Corporation and Macquarie Bank Limited, as administrative agent and lender.

†Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      April 2, 2012

REDDY ICE HOLDINGS, INC.

By:	/s/ Steven J. Janusek
	Name:	Steven J. Janusek
	Title:	Chief Financial and Accounting Officer

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